Exhibit 99.1

2941 Fairview Park Drive, Suite 100
Falls Church, VA 22042-4513	News
www.generaldynamics.com

Contact: Lucy Ryan
Tel: 703 876 3631
lryan@generaldynamics.com

July 26, 2017

General Dynamics Reports Second-Quarter 2017 Results

•	Operating earnings up 2.8% to $1.1 billion

•	Operating margin of 13.8%, a 60 basis-point improvement

•	Earnings from continuing operations up 4.9% to $749 million

•	Diluted earnings per share up 6.5% to $2.45

FALLS CHURCH, Va. – General Dynamics (NYSE: GD) today reported second-quarter 2017 diluted earnings per share (EPS) of $2.45 compared to $2.30 in the year-ago quarter, a 6.5 percent increase. Net earnings were $749 million, on revenue of $7.7 billion.

“General Dynamics’ strong second quarter performance reflects our focus on operations and executing on our programs,” said Phebe N. Novakovic, chairman and chief executive officer. “We are confident in our outlook for the future, built on a solid defense backlog and continued good order activity across the portfolio of Gulfstream business jets.”

Margin
With three of the company’s four business groups expanding margins over the year-ago period, company-wide operating margin for the second quarter of 2017 was 13.8 percent, a 60 basis-point increase when compared to 13.2 percent in second-quarter 2016.

Cash
Net cash provided by operating activities in the quarter totaled $477 million, up 21 percent from the year-ago quarter. Free cash flow from operations, defined as net cash provided by operating activities less capital expenditures, was $386 million.

Capital Deployment
The company repurchased 2.7 million of its outstanding shares in the second quarter. Year-to-date, the company has repurchased 4.6 million outstanding shares.

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Backlog
General Dynamics’ total backlog at the end of second-quarter 2017 was $58.6 billion. There was order activity across the Gulfstream product portfolio and strong demand for defense products, including another quarter of a book-to-bill ratio (orders divided by revenue) greater than one-to-one in the Information Systems and Technology group. The estimated potential contract value, representing management’s estimate of value in unfunded indefinite delivery, indefinite quantity (IDIQ) contracts and unexercised options, was $24.4 billion. Total potential contract value, the sum of all backlog components, was $83 billion at the end of the quarter.

Guidance
The company is increasing its full-year EPS guidance from $9.50 - $9.55 to $9.70 - $9.75.

About General Dynamics
Headquartered in Falls Church, Virginia, General Dynamics is a global aerospace and defense company that offers a broad portfolio of products and services in business aviation; combat vehicles, weapons systems and munitions; C4ISR and IT solutions; and shipbuilding. The company’s 2016 revenue was $30.6 billion. More information is available at www.generaldynamics.com.

Certain statements made in this press release, including any statements as to future results of operations and financial projections, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are based on management’s expectations, estimates, projections and assumptions. These statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. Therefore, actual future results and trends may differ materially from what is forecast in forward-looking statements due to a variety of factors. Additional information regarding these factors is contained in the company’s filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.

All forward-looking statements speak only as of the date they were made. The company does not undertake any obligation to update or publicly release any revisions to any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this press release.

WEBCAST INFORMATION: General Dynamics will webcast its second-quarter 2017 financial results conference call at 9 a.m. EDT on Wednesday, July 26, 2017. The webcast will be a listen-only audio event, available at www.generaldynamics.com. An on-demand replay of the webcast will be available by 12 p.m. on July 26 and will continue for 12 months. To hear a recording of the conference call by telephone, please call 877-344-7529 (international: 412-317-0088); passcode 10110468. The phone replay will be available from July 26 through August 3, 2017.

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EXHIBIT A
CONSOLIDATED STATEMENTS OF EARNINGS - (UNAUDITED)
DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS

	Three Months Ended		Variance
	July 2, 2017	July 3, 2016*	$	%
Revenue	$7,675	$7,774	$(99)	(1.3)%
Operating costs and expenses	6,619	6,747	(128)
Operating earnings	1,056	1,027	29	2.8%
Interest, net	(24)	(23)	(1)
Other, net	—	1	(1)
Earnings before income tax	1,032	1,005	27	2.7%
Provision for income tax, net	283	291	(8)
Net earnings	$749	$714	$35	4.9%
Earnings per share—basic	$2.50	$2.35	$0.15	6.4%
Basic weighted average shares outstanding	299.8	304.5
Earnings per share—diluted	$2.45	$2.30	$0.15	6.5%
Diluted weighted average shares outstanding	305.3	310.2

* Prior-period information has been restated for the adoption of Accounting Standards Update (ASU) 2016-09, Compensation - Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting, which we adopted in the second quarter of 2016, and Accounting Standards Codification (ASC) Topic 606, Revenue from Contracts with Customers, which we adopted on January 1, 2017.

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EXHIBIT B
CONSOLIDATED STATEMENTS OF EARNINGS - (UNAUDITED)
DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS

	Six Months Ended		Variance
	July 2, 2017	July 3, 2016*	$	%
Revenue	$15,116	$15,250	$(134)	(0.9)%
Operating costs and expenses	13,025	13,299	(274)
Operating earnings	2,091	1,951	140	7.2%
Interest, net	(49)	(45)	(4)
Other, net	—	11	(11)
Earnings from continuing operations before income tax	2,042	1,917	125	6.5%
Provision for income tax, net	530	549	(19)
Earnings from continuing operations	1,512	1,368	144	10.5%
Discontinued operations	—	(13)	13
Net earnings	$1,512	$1,355	$157	11.6%
Earnings per share—basic
Continuing operations	$5.03	$4.47	$0.56	12.5%
Discontinued operations	—	(0.04)	0.04
Net earnings	$5.03	$4.43	$0.60	13.5%
Basic weighted average shares outstanding	300.8	306.2
Earnings per share—diluted
Continuing operations	$4.94	$4.39	$0.55	12.5%
Discontinued operations	—	(0.04)	0.04
Net earnings	$4.94	$4.35	$0.59	13.6%
Diluted weighted average shares outstanding	306.3	311.8

* Prior-period information has been restated for the adoption of ASC Topic 606, which we adopted on January 1, 2017.

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EXHIBIT C
REVENUE AND OPERATING EARNINGS BY SEGMENT - (UNAUDITED)
DOLLARS IN MILLIONS

	Three Months Ended		Variance
	July 2, 2017	July 3, 2016*	$	%
Revenue:
Aerospace	$2,078	$2,284	$(206)	(9.0)%
Combat Systems	1,414	1,297	117	9.0%
Information Systems and Technology	2,104	2,215	(111)	(5.0)%
Marine Systems	2,079	1,978	101	5.1%
Total	$7,675	$7,774	$(99)	(1.3)%
Operating earnings:
Aerospace	$425	$424	$1	0.2%
Combat Systems	225	205	20	9.8%
Information Systems and Technology	240	234	6	2.6%
Marine Systems	178	172	6	3.5%
Corporate	(12)	(8)	(4)	(50.0)%
Total	$1,056	$1,027	$29	2.8%
Operating margin:
Aerospace	20.5%	18.6%
Combat Systems	15.9%	15.8%
Information Systems and Technology	11.4%	10.6%
Marine Systems	8.6%	8.7%
Total	13.8%	13.2%

* Prior-period information has been restated for the adoption of ASC Topic 606, which we adopted on January 1, 2017.

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EXHIBIT D
REVENUE AND OPERATING EARNINGS BY SEGMENT - (UNAUDITED)
DOLLARS IN MILLIONS

	Six Months Ended		Variance
	July 2, 2017	July 3, 2016*	$	%
Revenue:
Aerospace	$4,152	$4,065	$87	2.1%
Combat Systems	2,701	2,542	159	6.3%
Information Systems and Technology	4,250	4,543	(293)	(6.4)%
Marine Systems	4,013	4,100	(87)	(2.1)%
Total	$15,116	$15,250	$(134)	(0.9)%
Operating earnings:
Aerospace	$868	$756	$112	14.8%
Combat Systems	430	392	38	9.7%
Information Systems and Technology	476	471	5	1.1%
Marine Systems	339	356	(17)	(4.8)%
Corporate	(22)	(24)	2	8.3%
Total	$2,091	$1,951	$140	7.2%
Operating margin:
Aerospace	20.9%	18.6%
Combat Systems	15.9%	15.4%
Information Systems and Technology	11.2%	10.4%
Marine Systems	8.4%	8.7%
Total	13.8%	12.8%

* Prior-period information has been restated for the adoption of ASC Topic 606, which we adopted on January 1, 2017.

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EXHIBIT E
CONSOLIDATED BALANCE SHEETS - (UNAUDITED)
DOLLARS IN MILLIONS

	July 2, 2017	December 31, 2016*
ASSETS
Current assets:
Cash and equivalents	$1,856	$2,334
Accounts receivable	3,690	3,399
Unbilled receivables	5,045	4,212
Inventories	5,839	5,817
Other current assets	696	772
Total current assets	17,126	16,534
Noncurrent assets:
Property, plant and equipment, net	3,424	3,477
Intangible assets, net	685	678
Goodwill	11,679	11,445
Other assets	879	1,038
Total noncurrent assets	16,667	16,638
Total assets	$33,793	$33,172
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Short-term debt and current portion of long-term debt	$989	$900
Accounts payable	2,620	2,538
Customer advances and deposits	6,822	6,827
Other current liabilities	3,072	3,185
Total current liabilities	13,503	13,450
Noncurrent liabilities:
Long-term debt	2,989	2,988
Other liabilities	6,349	6,433
Total noncurrent liabilities	9,338	9,421
Shareholders’ equity:
Common stock	482	482
Surplus	2,796	2,819
Retained earnings	25,546	24,543
Treasury stock	(14,950)	(14,156)
Accumulated other comprehensive loss	(2,922)	(3,387)
Total shareholders’ equity	10,952	10,301
Total liabilities and shareholders’ equity	$33,793	$33,172

* Prior-period information has been restated for the adoption of ASU 2015-17, Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes, and ASC Topic 606, both of which we adopted on January 1, 2017.

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EXHIBIT F
CONSOLIDATED STATEMENTS OF CASH FLOWS - (UNAUDITED)
DOLLARS IN MILLIONS

	Six Months Ended
	July 2, 2017	July 3, 2016*
Cash flows from operating activities—continuing operations:
Net earnings	$1,512	$1,355
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation of property, plant and equipment	182	181
Amortization of intangible assets	38	50
Equity-based compensation expense	49	51
Deferred income tax provision	93	10
Discontinued operations	—	13
(Increase) decrease in assets, net of effects of business acquisitions:
Accounts receivable	(291)	(38)
Unbilled receivables	(815)	(523)
Inventories	(14)	(84)
Increase (decrease) in liabilities, net of effects of business acquisitions:
Accounts payable	82	157
Customer advances and deposits	(29)	(455)
Other, net	203	156
Net cash provided by operating activities	1,010	873
Cash flows from investing activities:
Capital expenditures	(153)	(134)
Other, net	(42)	(51)
Net cash used by investing activities	(195)	(185)
Cash flows from financing activities:
Purchases of common stock	(901)	(1,189)
Dividends paid	(483)	(447)
Other, net	108	96
Net cash used by financing activities	(1,276)	(1,540)
Net cash used by discontinued operations	(17)	(34)
Net decrease in cash and equivalents	(478)	(886)
Cash and equivalents at beginning of period	2,334	2,785
Cash and equivalents at end of period	$1,856	$1,899

* Prior-period information has been restated for the adoption of ASC Topic 606, which we adopted on January 1, 2017.

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EXHIBIT G
PRELIMINARY FINANCIAL INFORMATION - (UNAUDITED)
DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS

	2017		2016 (a)
	Second Quarter		Second Quarter
Other Financial Information:
Debt-to-equity (b)	36.3%		32.5%
Debt-to-capital (c)	26.6%		24.5%
Book value per share (d)	$36.57		$34.65
Total income tax payments	$332		$439
Company-sponsored research and development (e)	$134		$121
Shares outstanding	299,461,802		305,278,868

Non-GAAP Financial Measures:
	2017		2016
	Second Quarter	Six Months	Second Quarter	Six Months
Free cash flow from operations:
Net cash provided by operating activities	$477	$1,010	$393	$873
Capital expenditures	(91)	(153)	(69)	(134)
Free cash flow from operations (f)	$386	$857	$324	$739

(a)	Prior-period information has been restated for the adoption of ASC Topic 606, which we adopted on January 1, 2017.

(b)	Debt-to-equity ratio is calculated as total debt divided by total equity as of the end of the period.

(c)	Debt-to-capital ratio is calculated as total debt divided by the sum of total debt plus total equity as of the end of the period.

(d)	Book value per share is calculated as total equity divided by total outstanding shares as of the end of the period.

(e)	Includes independent research and development and Aerospace product-development costs.

(f)
We believe free cash flow from operations is a useful measure for investors because it portrays our ability to generate cash from our businesses for purposes such as repaying maturing debt, funding business acquisitions, repurchasing our common stock and paying dividends. We use free cash flow from operations to assess the quality of our earnings and as a performance measure in evaluating management. The most directly comparable GAAP measure to free cash flow from operations is net cash provided by operating activities.

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EXHIBIT H
BACKLOG - (UNAUDITED)
DOLLARS IN MILLIONS

	Funded	Unfunded	Total Backlog	Estimated Potential Contract Value (a)	Total Potential Contract Value
Second Quarter 2017:
Aerospace	$12,116	$120	$12,236	$1,911	$14,147
Combat Systems	16,749	281	17,030	4,845	21,875
Information Systems and Technology	6,809	2,085	8,894	14,389	23,283
Marine Systems	16,033	4,374	20,407	3,282	23,689
Total	$51,707	$6,860	$58,567	$24,427	$82,994
First Quarter 2017:
Aerospace	$12,446	$133	$12,579	$1,929	$14,508
Combat Systems	17,058	523	17,581	4,970	22,551
Information Systems and Technology	6,682	2,038	8,720	13,994	22,714
Marine Systems	17,071	4,413	21,484	3,756	25,240
Total	$53,257	$7,107	$60,364	$24,649	$85,013
Second Quarter 2016 (b):
Aerospace	$13,418	$126	$13,544	$2,221	$15,765
Combat Systems	18,094	478	18,572	4,812	23,384
Information Systems and Technology	7,509	2,292	9,801	14,560	24,361
Marine Systems	15,868	7,260	23,128	4,237	27,365
Total	$54,889	$10,156	$65,045	$25,830	$90,875

(a)
The estimated potential contract value includes work awarded on unfunded indefinite delivery, indefinite quantity (IDIQ) contracts and unexercised options associated with existing firm contracts, including options to purchase new aircraft and long-term agreements with fleet customers. The actual amount of funding received in the future may be higher or lower than our estimate of potential contract value. We recognize options in backlog when the customer exercises the option and establishes a firm order.

(b)	Prior-period information has been restated for the adoption of ASC Topic 606, which we adopted on January 1, 2017.

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EXHIBIT I
SECOND QUARTER 2017 SIGNIFICANT ORDERS - (UNAUDITED)
DOLLARS IN MILLIONS

We received the following significant orders during the second quarter of 2017:
Combat Systems:

•	$110 to provide munitions to a customer in the Middle East.

•	$75 to provide munitions to the U.S. Air Force and U.S. Army.

•	$45 from the Army in support of the Stryker wheeled combat vehicle program, including the production of vehicles with a 30-millimeter cannon.

•	$40 to produce gun systems for the F-35 Joint Strike Fighter.

•
$30 to continue the conversion of M1A2 tanks to the M1A2S configuration for the Kingdom of Saudi Arabia and for engineering and logistics support services for the U.S. Army's Abrams family of vehicles.

Information Systems and Technology:

•	$165 from the Centers for Medicare & Medicaid Services for contact center services.

•	$125 from the Army for ruggedized computing equipment under the Common Hardware Systems-4 (CHS-4) program.

•
$105 from the U.S. Navy for combat and seaframe control systems on an Independence-variant Littoral Combat Ship (LCS). Options for the systems on three additional ships added $270 to the group's estimated potential contract value.

•	$60 to provide support for live and virtual operations under the Warfighter Field Operations Customer Support (FOCUS) program.

•	$50 to provide engineering, manufacturing and development in support of the Navy's Air and Missile Defense Radar (AMDR) program.

•
$40 from the Navy to provide training and training-related program support services for the Center for Surface Combat Systems (CSCS). This contract has a potential value of approximately $245 over five years.

•	$40 from the U.S. Coast Guard to provide system sustainment support for the Rescue 21 program.

•	$35 from the Army to provide continued software support and engineering for the Warfighter Information Network-Tactical(WIN-T) Increment 2 program.

•	$35 from the U.S. Geological Survey to perform hardware and software upgrades for the Landsat 8 satellite program.
Marine Systems:

•	$565 from the Navy for design work on the Columbia-class submarine program and Advanced Nuclear Plant Studies (ANPS) in support of the program.

•	$110 from the Navy to procure long-lead materials for two Virginia-class submarines under Block V of the program.

•	$105 from the Navy for maintenance, modernization and repair work on the USS Makin Island, an LHD-class amphibious assault ship.

•	$55 for initial design and construction work for the second ship in the TAO-205 next-generation fleet oiler program.

•	$45 from the Navy to provide maintenance, modernization and repair services for submarines located at Naval Submarine Base New London in Connecticut.

•	$35 from the Navy for on-board repair parts for two Virginia-class submarines under Block IV of the program.

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EXHIBIT J
AEROSPACE SUPPLEMENTAL DATA - (UNAUDITED)

	Second Quarter		Six Months
	2017	2016*	2017	2016*
Gulfstream Aircraft Deliveries (units):
Large-cabin aircraft	23	29	46	49
Mid-cabin aircraft	7	7	14	15
Total	30	36	60	64
Pre-owned Deliveries (units):	2	4	3	5

* Prior-period information has been restated for the adoption of ASC Topic 606, which we adopted on January 1, 2017.

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